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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                               September 13, 2002
                               ------------------
                                 Date of Report

                            BAXTER INTERNATIONAL INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


            1-4448                                     36-0781620
--------------------------------        ----------------------------------------
    (Commission file number)                (IRS Employer Identification No.)


One Baxter Parkway, Deerfield, Illinois                            60015
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(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (847) 948-2000





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Item 5.   Other Events.

On September 13, 2002, Baxter Healthcare Corporation, a subsidiary of Baxter International Inc., issued the attached press release. The press release is filed as Exhibit 99 and incorporated by reference.


Item 7.   Exhibits.

99        Press Release dated September 13, 2002




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               BAXTER INTERNATIONAL INC.
                                               -------------------------
                                                     (Registrant)



                                               By: /S/ Jan S. Reed
                                                   -----------------------
                                                   Jan S. Reed
                                                   Corporate Secretary

Date:  September 13, 2002


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